UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2020

DD3 Acquisition Corp.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38700	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

c/o DD3 Mex Acquisition Corp Pedregal 24, 4th Floor Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico	11040
(Address of principal executive offices)	(Zip Code)

+52 (55) 8647-0417
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Warrant	DDMXU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share	DDMX	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50	DDMXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 7, 2020, DD3 Acquisition Corp. (“DD3”) held a special meeting of shareholders (the “Special Meeting”) in connection with the proposed business combination (the “Transaction”) of DD3 and Betterware de México, S.A. de C.V. (“Betterware”), as described in the definitive proxy statement filed by DD3 with the SEC on January 22, 2020 (the “Proxy Statement”) and incorporated herein by reference. Present at the Special Meeting were holders of 4,929,919 ordinary shares of DD3 (“Ordinary Shares”) in person or by proxy, representing 68.25% of the voting power of the Ordinary Shares as of January 16, 2020, the record date for the Special Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 7,223,200 Ordinary Shares issued and outstanding.

At the Special Meeting, DD3’s shareholders approved the Business Combination Proposal, the Redomiciliation Proposal and the Merger Proposal, in each case as defined and described in greater detail in the Proxy Statement. The approval of each of the proposals required the affirmative vote of the holders of a majority of the Ordinary Shares voted thereon at the Special Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to DD3’s shareholders as the Business Combination Proposal, the Redomiciliation Proposal and the Merger Proposal each received a sufficient number of votes for approval. DD3 intends to consummate the Transaction as promptly as reasonably possible.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
4,804,971	124,948	0

Redomiciliation Proposal

The Redomiciliation Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
4,804,971	40,400	84,548

Merger Proposal

The Merger Proposal was approved. The voting results of the Ordinary Shares were as follows:

For	Against	Abstain
4,804,971	40,400	84,548

Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, and the closing of the proposed Transaction. These statements are based on various assumptions and on the current expectations of DD3 and Betterware management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DD3 and Betterware. These forward-looking statements are subject to a number of risks and uncertainties, including changes in Betterware’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which Betterware operates; the inability of the parties to successfully or timely consummate the proposed Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Transaction; failure to realize the anticipated benefits of the proposed Transaction, including as a result of a delay in consummating the proposed Transaction or a delay or difficulty in integrating the businesses of DD3 and Betterware; the amount of redemption requests made by DD3’s shareholders as of the closing of the proposed Transaction; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Transaction; those factors discussed in DD3’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and the Proxy Statement, in each case, under the heading “Risk Factors,” and other documents of DD3 filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DD3 nor Betterware presently know or that DD3 and Betterware currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DD3’s and Betterware’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. DD3 and Betterware anticipate that subsequent events and developments will cause DD3’s and Betterware’s assessments to change. However, while DD3 and Betterware may elect to update these forward-looking statements at some point in the future, DD3 and Betterware specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DD3’s and Betterware’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 Acquisition Corp.

By:	/s/ Daniel Salim
Name: Daniel Salim
Title: Chief Financial Officer

Date: February 7, 2020

3